EXHIBIT 99.3
                       IN THE UNITED STATE DISTRICT COURT
                                     FOR THE
                              DISTRICT OF COLORADO


Civil Action No. 99-D-2203

SECURITIES AND EXCHANGE COMMISSION

     Plaintiff,

v.

ACCELR8 TECHNOLOGY CORPORATION. THOMAS A.GEIMER, HARRY J; FLEURY, and JAMES GODKIN,

     Defendants

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    FINAL JUDGMENT OF PERMANENT INJUNCTION AND OTHER RELIEF AS TO DEFENDANT
                                HARRY J. FLEURY
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     Plaintiff the United States Securities and Exchange Commission (the
"Commission") having filed a Third Complaint in the above-captioned action; and defendant. Harry J; Fleury ("Fleury") having (i) entered a general appearance;
(ii) waived findings of fact and conclusion of law; (iii) without admitting or denying any of the allegations of the complaint, except as to the jurisdiction, which is admitted, consented to entry of this Final Judgment of Permanent Injunction and Other Equitable Relief ("Final Judgment"), and (iv) waived any right to appeal from this Final Judgment; and it appearing that this Court has jurisdiction over defendant Fleury and the subject matter hereof;

                                       I.

     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that defendant Fleury his agents, servants, employees and attorneys, and those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from aiding and abetting the violation of Section 13(a) of the Securities Exchange Act of 34, as amended ("Exchange Act") [15 U.S.C.ss.78m(a)] and Rules 13a-1. 13a-13 and 12b(20) thereunder [17 C.F.R. 240.13a-1, 13a-13. and 12b-20] and violating Section 13(b) of the Exchange Act [15 U.S.C.ss.78m(b)] and Rules 13b2-1 and 13b2-2 thereunder [17 C.F.R. 240.13b2-1 and 13b2-2].

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                                      II.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the First Claim for Relief in the Commission's Complain alleging violation of Section 10(b) of the Exchange Act (15 U.S.C. ss.78j(b)) and Rule 10b-5 thereunder (17 C.F.R. ss.240.10b-5) are, as to defendant Fleury, dismissed with prejudice.

                                      III.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that defendant Fleury pay a civil penalty of Twenty Thousand Dollars ($20,000.00) pursuant to Section 21(d)(3) of the Exchange Act (15 U.S.C. ss.78u(d)(3). Fleury shall satisfy this obligation paying Twenty Thousand Dollars ($20,000.00) within 90 days of the date of this Final Judgment. The payment shall be: (1) made by check or money order payable to the Securities and Exchange Commission; (2) addressed and delivered to the Comptroller, Securities and Exchange Commission Operations Center, 6432 General Green Way, Stop 0-3. Alexandria, Virginia 22312; and (3) submitted with a cover letter that identifies the payment as being made by Fleury in this case (identified by caption, Court and case number) in payment of the civil penalty ordered in this Final Judgment, with a copy of the cover letter and payment sent to Robert M. Fusfield, Securities and Exchange Commission, 1801 California Street, Suite 4800, Denver, Colorado 80202. The Commission shall forward such funds to the U.S. Treasury.

                                       IV.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the annexed Consent of defendant Fleury be incorporated herein with the same force and effect as if fully set forth herein.

                                       V.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction over this action for the purpose of implementing and enforcing the terms and conditions of this Final Judgment and for all other purposes.

                                       VI.

     There being no just reason for delay, the clerk is hereby directed to enter this Final Judgment immediately and without further notice.

     Dated this 12th day of July, 2001.

                                         /s/ Wiley Y. Daniel
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                                         United States District Court Judge